OTHER INCOME (EXPENSE), NET	12 Months Ended
Dec. 31, 2015
OTHER INCOME (EXPENSE), NET
OTHER INCOME (EXPENSE), NET

18. OTHER INCOME (EXPENSE), NET

Other income (expense), net consists of the following:

	For the years ended December 31,
	2014	2015
American Depositary Receipt reimbursement	—	9,917,716
Others	(840,303)	287,559

Total	(840,303)	10,205,275

In November 2014, the Company entered into an agreement with a depository bank, which agreed to reimburse the Company certain expenses in connection with the advancement of the Company’s ADS and investor relations programs for a period of five and half years. The Company recognizes income on a straight-line basis over the contract period. During year 2015, the Company recorded RMB9,917,716 (US$1,600,000) as other income.